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                                                                  EXHIBIT 10.6

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                  PREFERRED STOCK REGISTRATION RIGHTS AGREEMENT

                           Dated as of March 15, 1997

                                  by and among

                       SPANISH BROADCASTING SYSTEM, INC.,

                           THE GUARANTORS NAMED HEREIN

                                       and

                        CIBC WOOD GUNDY SECURITIES CORP.
                             (as Initial Purchaser)



                                 175,000 Shares

                                       of

               14-1/4% Senior Exchangeable Preferred Stock, Series A


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            This Preferred Stock Registration Rights Agreement is dated as of
March 15, 1997, by and among Spanish Broadcasting System, Inc., a Delaware corporation (the "Company"), each of the subsidiaries of the Company listed on the signature pages hereto as a Guarantor (collectively, the "Guarantors" and, together with the Company, the "Issuers") and CIBC Wood Gundy Securities Corp. (the "Initial Purchaser").

            This Agreement is made pursuant to the Purchase Agreement, dated March 24, 1997, among the Company, the Guarantors and Initial Purchaser (the "Purchase Agreement"). In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Issuers have agreed to provide the registration rights provided for in this Agreement to the Initial Purchaser and its direct and indirect transferees and assigns. The execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

            The parties hereby agree as follows:

1.    Definitions

            As used in this Agreement, the following terms shall have the following meanings:

            Additional Dividends: As defined in Section 4(a) hereof.

            Affiliate: With respect to any specified person, "Affiliate" shall mean any other person directly or indirectly through one or more intermediaries controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "affiliated", "controlling" and "controlled" have meanings correlative to the foregoing.

            Agreement: This Preferred Stock Registration Rights Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

            Business Day: Any day except a Saturday, a Sunday or a day on which banking institutions in New York, New York

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generally are required or authorized by law or other government action to be closed.

            Certificate of Designation: means the certificate of designation governing the 14-1/4% Senior Exchangeable Preferred Stock, par value $.01 per share, Series A, of the Company.

            Class A Shelf Registration:  As defined in Section 3A.

            Class A Shelf Registration Statement:  As defined in Section 3A.

            Company:  As defined in the preamble hereof.

            Consummate or consummate: When used to qualify the term "Exchange Offer", shall mean validly and lawfully to issue and deliver the Exchange Preferred Stock pursuant to the Exchange Offer for all Preferred Stock validly tendered and not validly withdrawn pursuant thereto in accordance with the terms of this Agreement.

            Consummation Date: The date that is 60 days immediately following the date that the Exchange Registration Statement shall have been declared effective by the SEC.

            Contingent Class A Shares: means shares of Class A Common Stock, par value $0.01, of the Company issued to holders of Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock and Debentures pursuant to the terms thereof.

            Debentures: means the 14-1/4% Exchange Debentures of the Company issuable under the Indenture, guaranteed by each of the Guarantors.

            Effectiveness Period: As defined in Section 3(a) hereof.

            Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC pursuant thereto.

            Exchange Date:  As defined in Section 2(d) hereof.

            Exchange Preferred Stock: The shares of 14-1/4% Senior Exchangeable Preferred Stock, par value $.01 per share, Series B, of the Company that are identical to the Preferred

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Stock in all material respects, except that the provisions regarding restrictions on transfer shall be modified, as provided in the Certificate of Designation, and the issuance thereof pursuant to the Exchange Offer shall have been registered pursuant to an effective Registration Statement in compliance with the Securities Act.

            Exchange Offer: An offer to issue, in exchange for any and all of the Preferred Stock, a like number of shares of Exchange Preferred Stock, which offer shall be made by the Company pursuant to Section 2 hereof.

            Exchange Offer Filing Date: As defined in Section 2(a).

            Exchange Registration Statement: As defined in Section 2(a) hereof.

            Guarantors: As defined in the preamble hereof.

            Indemnified Person: As defined in Section 7(a) hereof.

            Indenture: The Indenture, dated as of March 15, 1997, among the Issuers and U.S. Trust Company of New York, as trustee thereunder, pursuant to which the Debentures are issuable, as amended or supplemented from time to time in accordance with the terms thereof.

            Initial Purchaser: As defined in the preamble hereof.

            Issue Date: As defined in Section 2(a).

            Issuers: As defined in the preamble hereof.

            Participating Broker-Dealer: As defined in Section 2(e) hereof.

            "Preferred Stock" means the 14-1/4% Senior Exchangeable Preferred Stock, Series A, of the Company.

            Private Exchange:  As defined in Section 2(c) hereof.

            Private Exchange Preferred Stock: As defined in Section 2(c) hereof.

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            Prospectus: The prospectus included in any Registration Statement
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities
Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock, Debentures or Contingent Class A Shares covered by such Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.


            Registration Default: As defined in Section 4(a) hereof.

            Registration Statement: Any registration statement of the Company and the Guarantors that covers any of the Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock, Debentures or Contingent Class A Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

            Rule 144(k): Rule 144(k) promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

            Rule 144A: Rule 144A promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

            Rule 158: Rule 158 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

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            Rule 174: Rule 174 promulgated by the SEC pursuant to the Securities
Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

            Rule 415: Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

            Rule 424: Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

            SEC: The Securities and Exchange Commission.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

            Shelf Filing Event: As defined in Section 3(a) hereof.

            Shelf Registration: As defined in Section 3(a) hereof.

            Shelf Registration Statement: As defined in Section 3(a) hereof.

            Special Counsel: Cahill Gordon & Reindel, special counsel to the holders of Transfer Restricted Preferred Stock and Contingent Class A Shares, or such other counsel as shall be agreed upon by the Issuers and holders of a majority of outstanding shares of Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, the reasonable expenses of which holders of Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, will be reimbursed by the Issuers pursuant to Section 6 hereof.

            TIA: The Trust Indenture Act of 1939, as amended.

            Transfer Restricted Preferred Stock: Each share of Preferred Stock, upon original issuance thereof, and at all

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times subsequent thereto, each share of Exchange Preferred Stock as to which
Section 3(a)(ii) hereof is applicable upon original issuance and at all times subsequent thereto, and each share of Private Exchange Preferred Stock upon original issuance thereof and at all times subsequent thereto, until in the case of any such share of Preferred Stock, Exchange Preferred Stock or Private Exchange Preferred Stock, as the case may be, the earliest to occur of (i) the date on which any such share of Preferred Stock has been exchanged by a person other than a Participating Broker-Dealer for a share of Exchange Preferred Stock (other than with respect to a share of Exchange Preferred Stock as to which Section 3(a)(ii) hereof applies) pursuant to the Exchange Offer, (ii) with respect to any share of Exchange Preferred Stock received by Participating Broker-Dealers in the Exchange Offer, the earlier of (x) the date on which such share has been sold by such Participating Broker-Dealer by means of the Prospectus contained in the Exchange Registration Statement and (y) the date on which the Exchange Registration Statement has been effective under the Securities Act for a period of 180 days after the Consummation Date, (iii) the date on which a Shelf Registration Statement covering such share of Preferred Stock, Exchange Preferred Stock or Private Exchange Preferred Stock has been declared effective by the SEC and such share has been disposed of in accordance with such effective Shelf Registration Statement, (iv) the date on which such share of Preferred Stock, Exchange Preferred Stock or Private Exchange Preferred Stock, as the case may be, is eligible for distribution to the public without volume or manner of sale restrictions pursuant to Rule 144(k) or (v) the date on which such share of Preferred Stock, Exchange Preferred Stock or Private Exchange Preferred Stock, as the case may be, ceases to be outstanding.

            Trustee:  The trustee under the Indenture.

            underwritten registration or underwritten offering: A registration in connection with which securities are sold to an underwriter for reoffering to the public pursuant to an effective Registration Statement.

2.    Exchange Offer

            (a) To the extent not prohibited by any applicable law or applicable interpretation of the staff of the SEC, the Issuers shall (A) prepare and, on or prior to 45 days after (the "Exchange Offer Filing Date") the date of original issuance of the Preferred Stock (the "Issue Date"), file, or cause to be filed, with the SEC a Registration Statement under the

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Securities Act with respect to an offer by the Company to the holders of the
Preferred Stock to issue and deliver to such holders, in exchange for Preferred Stock, a like number of shares of Exchange Preferred Stock, (B) use their best efforts to cause the Registration Statement relating to the Exchange Offer to be declared effective by the SEC under the Securities Act on or prior to the 120th day after the Issue Date, and (C) commence the Exchange Offer and use their best efforts to issue, on or prior to the Consummation Date, the Exchange Preferred Stock. The offer and sale of the Exchange Preferred Stock pursuant to the Exchange Offer shall be registered pursuant to the Securities Act on an appropriate form (the "Exchange Registration Statement") and duly registered or qualified under all applicable state securities or Blue Sky laws and will comply with all applicable tender offer rules and regulations under the Exchange Act and state securities or Blue Sky laws. The Exchange Offer Registration Statement will also register any deemed offering of the Debentures by the Issuers pursuant to the Exchange Offer. The Exchange Offer shall not be subject to any condition, other than that the Exchange Offer does not violate any applicable law or interpretation of the staff of the SEC. Upon consummation of the Exchange Offer in accordance with this Section 2, the Issuers shall have no further registration obligations other than with respect to (i) Private Exchange Preferred Stock, (ii) Exchange Preferred Stock held by Participating Broker-Dealers, (iii) Preferred Stock or Exchange Preferred Stock as to which
Section 3(a)(iii) hereof applies and (iv) if required, registration of the issuance of the Debentures as contemplated by Section 3(c). Other than in connection with a deemed offering of the Debentures required by this Section 2(a), no securities shall be included in the Exchange Registration Statement other than the Exchange Preferred Stock.

            (b) The Issuers may require each holder of Preferred Stock, as a condition to its participation in the Exchange Offer, to represent to the Issuers and their counsel in writing (which may be contained in the applicable letter of transmittal) that at the time of the consummation of the Exchange Offer (i) any Exchange Preferred Stock received by such holder will be acquired in the ordinary course of its business, (ii) such holder will have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Preferred Stock and
(iii) such holder is not an Affiliate of an Issuer, or if it is an Affiliate of an Issuer, it will comply with the registration

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and prospectus delivery requirements of the Securities Act, to the extent applicable.

            (c) If, prior to consummation of the Exchange Offer, the Initial Purchaser holds any Preferred Stock acquired by it and having, or which are reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution, or any other holder of Preferred Stock is not entitled to participate in the Exchange Offer, the Company, upon the request of the Initial Purchaser or any such holder, shall, simultaneously with the delivery of the Exchange Preferred Stock in the Exchange Offer, issue and deliver to such Initial Purchaser and any such holder, in exchange (the "Private Exchange") for such Preferred Stock held by the Initial Purchaser and any such holder, a like number of shares of 14-1/4% Senior Exchangeable Preferred Stock, par value $.01, of the Company that are identical in all material respects to the Exchange Preferred Stock (the "Private Exchange Preferred Stock"). The Private Exchange Preferred Stock shall bear the same CUSIP number as the Exchange Preferred Stock.

            (d) Unless the Exchange Offer would not be permitted by any applicable law or interpretation of the staff of the SEC, the Company shall mail the Exchange Offer Prospectus and appropriate accompanying documents, including appropriate letters of transmittal, to each holder of Preferred Stock providing, in addition to such other disclosures as are required by applicable law:

                  (i) that the Exchange Offer is being made pursuant to this Agreement and that all Preferred Stock validly tendered will be accepted for exchange;

                  (ii) the date of acceptance for exchange (the "Exchange Date"), which date shall in no event be later than the Consummation Date (unless otherwise required by applicable law);

                  (iii) that a holder of Preferred Stock electing to have Preferred Stock exchanged pursuant to the Exchange Offer will be required to surrender such Preferred Stock, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the Exchange Date; and

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                  (iv) that holders of Preferred Stock that do not tender all such securities pursuant to the Exchange Offer may no longer have any registration rights hereunder with respect to Preferred Stock not tendered.

                  Promptly after the Exchange Date, the Company shall:

                  (i) accept for exchange all Preferred Stock or portions thereof validly tendered and not validly withdrawn pursuant to the Exchange Offer; and

                  (ii) cancel all Preferred Stock or portions thereof so accepted for exchange by the Company, and issue to and mail to each holder of Preferred Stock, shares of Exchange Preferred Stock equal in number to the shares of Preferred Stock surrendered by such holder.

            (e) The Issuers and the Initial Purchaser acknowledge that the staff of the SEC has taken the position that any broker-dealer that owns Exchange Preferred Stock that was received by such broker-dealer for its own account in the Exchange Offer (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Preferred Stock (other than a resale of an unsold allotment resulting from the original offering of the Preferred Stock).

            The Issuers and the Initial Purchaser also acknowledge that it is the SEC staff's position that if the Prospectus contained in the Exchange Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker- Dealers may resell the Exchange Preferred Stock, without naming the Participating Broker-Dealers or specifying the amount of Exchange Preferred Stock owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligations under the Securities Act in connection with resales of Exchange Preferred Stock for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

            In light of the foregoing, if requested by a Participating Broker-Dealer, the Issuers agree (x) to use their best efforts to keep the Exchange Registration Statement continuously effective for a period of up to 180 days after the Consummation Date or such earlier date as each Participating

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Broker-Dealer shall have notified the Company in writing that such Participating
Broker-Dealer has resold all Exchange Preferred Stock acquired in the Exchange Offer, (y) to comply with the provisions of Section 5 of this Agreement, as they relate to the Exchange Offer and the Exchange Registration Statement, and (z) to deliver to such Participating Broker-Dealer a "cold comfort" letter of the independent public accountants of the Issuers and a legal opinion as to matters reasonably requested by such Participating Broker-Dealer relating to the Exchange Registration Statement and the related Prospectus and any amendments or supplements thereto.

            (f) The Initial Purchaser shall have no liability to any Participating Broker-Dealer with respect to any request made pursuant to Section 2(e).

            (g) Dividends on the Exchange Preferred Stock and the Private Exchange Preferred Stock will accumulate from the last dividend payment date on which dividends were paid on the Preferred Stock surrendered in exchange therefor or, if no dividends have been paid on the Preferred Stock, from the date of the original issuance of the Preferred Stock.

3.    Shelf Registration

            (a) If (i) the Company is not permitted to file the Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by any applicable law or applicable interpretation of the staff of the SEC or (ii) any holder of Preferred Stock notifies the Company on or prior to the 30th day following the Issue Date that (A) due to a change in law or policy it is not entitled to participate in the Exchange Offer, (B) due to a change in law or policy it may not resell Exchange Preferred Stock acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Registration Statement is not appropriate or available for such resales by such holder or (C) it owns Preferred Stock (including the Initial Purchaser that holds Preferred Stock as part of an unsold allotment from the original offering of the Preferred Stock) acquired directly from an Issuer or an Affiliate of an Issuer or (iii) any holder of Private Exchange Preferred Stock so requests after the consummation of the Private Exchange or (iv) the Company has not consummated the Exchange Offer within 180 days after the Issue Date (each such event referred to in clauses (i) through (iv), a "Shelf Filing Event"), the Issuers shall cause to be filed with the SEC pursuant to Rule 415 a

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shelf registration statement (the "Shelf Registration Statement") prior to the later of (x) 60 days after the Issue Date or (y) 45 days after the occurrence of such Shelf Filing Event, relating to all Transfer Restricted Preferred Stock (the "Shelf Registration") the holders of which have provided the information required pursuant to Section 3(b) hereof (provided that if the Shelf Filing Event arises pursuant to clause (iv) above, the Issuers shall file the Shelf Registration Statement on the 181st day after the Issue Date), and shall use their best efforts to have the Shelf Registration Statement declared effective by the SEC on or prior to 90 days after the filing of such Shelf Filing Event. The Shelf Registration Statement will also register any deemed offering of the Debentures pursuant to resale of Preferred Stock, Exchange Preferred Stock or Private Exchange Preferred Stock, as the case may be. In such circumstances, the Issuers shall use their best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act, until (A) 36 months following the Issue Date or (B) if sooner, the date immediately following the date that all Transfer Restricted Preferred Stock covered by the Shelf Registration Statement has been sold pursuant thereto or otherwise cease to be Transfer Restricted Preferred Stock (the "Effectiveness Period"); provided that the Effectiveness Period shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174.

            (b) No holder of Transfer Restricted Preferred Stock may include any of its Transfer Restricted Preferred Stock in any Shelf Registration Statement pursuant to this Agreement unless and until such holder furnishes to the Company in writing, within 30 days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary prospectus included therein, including, without limitation, such information specified in item 507 of Regulation S-K under the Securities Act. No holder of Transfer Restricted Preferred Stock shall be entitled to Additional Dividends pursuant to Section 4 hereof unless and until such holder shall have provided all such reasonably requested information. Each holder of Transfer Restricted Preferred Stock as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such holder not materially misleading.

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            (c) If the issuance of the Debentures requires registration under the Securities Act and any such issuance shall not have been effectively registered under the Securities Act pursuant to the Exchange Offer Registration Statement or a Shelf Registration Statement, then, prior to any issuance of Debentures, the Issuers shall file with the SEC and cause to become effective a Registration Statement registering the issuance of such Debentures.


3A.   Class A Shelf Registration

            The Company shall use its best efforts to (i) file with the SEC a Registration Statement on the appropriate form within 45 days of the Issue Date registering the issuance of all Contingent Class A Shares, (ii) cause such Registration Statement to become effective within 120 days after the Issue Date and (iii) keep such Registration Statement continuously effective so long as any shares of Preferred Stock, Exchange Preferred Stock or Private Exchange Preferred Stock or Debentures (for so long as Contingent Class A Shares are issuable with respect to the Debentures) remain outstanding. If any Contingent Class A Shares are issued prior to the effectiveness of such Registration Statement, the Company will use its best efforts to cause to become effective within 120 days after the Issue Date a Registration Statement (the "Class A Shelf Registration Statement") registering the resale of such Contingent Class A Shares, including a Prospectus that made delivered by such holders upon any such resale (a "Class A Shelf Registration"). The Company shall use its best efforts to cause the Class A Shelf Registration Statement to remain continuously effective until the earlier of (x) two years after the latest issuance of such Contingent Class A Shares and (y) the date on which all such Contingent Class A Shares have been resold pursuant to an effective Class A Shelf Registration.


4.    Additional Dividends

            (a) The parties hereto agree that the holders of Transfer Restricted Preferred Stock will suffer damages if the Issuers fail to fulfill their obligations pursuant to Section 2 or Section 3, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, in the event that (i) the Exchange Offer Registration Statement or the Shelf Registration Statement is not filed with the SEC on or prior to the date specified herein for such filing, (ii) any such Registration Statement has not been declared effective by

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the SEC on or prior to the date specified herein for such effectiveness after such obligation arises, (iii) if the Exchange Offer is required to be Consummated hereunder, the Company has not exchanged Exchange Preferred Stock for all Preferred Stock validly tendered and not validly withdrawn in accordance with the terms of the Exchange Offer by the Consummation Date or (iv) any such Registration Statement is filed and declared effective but shall thereafter cease to be effective or usable in connection with the Exchange Offer or resales of Transfer Restricted Preferred Stock during a period in which it is required to be effective hereunder without being succeeded immediately by any additional Registration Statement covering the Preferred Stock, the Exchange Preferred Stock or the Private Exchange Preferred Stock, as the case may be, which has been filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), then the dividend rate on Transfer Restricted Preferred Stock will increase ("Additional Interest"), with respect to the first 90-day period immediately following the occurrence of such Registration Default, by 0.5% per annum and will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until such Registration Default has been cured, up to a maximum amount of 2.0% per annum with respect to all Registration Defaults. Following the cure of a Registration Default, the accumulation of Additional Dividends with respect to such Registration Default will cease and upon the cure of all Registration Defaults the dividend rate will revert to the original rate.

            (b) The Additional Dividends due shall be payable on each dividend payment date specified by the Certificate of Designation to the record holders entitled to receive the dividend payment to be made on such date. Each obligation to pay Additional Dividends shall be deemed to accumulate from and including the applicable Registration Default.

            (c) The parties hereto agree that the Additional Dividends provided for in this Section 4 constitute a reasonable estimate of the damages that will be suffered by holders of Transfer Restricted Preferred Stock by reason of the happening of any Registration Default.

5.    Registration Procedures

            In connection with the Issuers' registration obligations hereunder, the Issuers shall effect such registrations on the appropriate form available for the sale of the Preferred

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Stock, the Exchange Preferred Stock, the Private Exchange Preferred Stock, the
Debentures or Contingent Class A Shares, as applicable, to (i) in the case of the Exchange Offer, permit the exchange of Exchange Preferred Stock for Preferred Stock in the Exchange Offer, if applicable, resales of Exchange Preferred Stock by Participating Broker-Dealers and to permit the issuance and resale of the Debentures without registration under the Securities Act, (ii) in the case of registration of the issuance by the Company of Contingent Class A Shares, to permit resales of such Contingent Class A Shares without registration under the Securities Act, and (iii) in the case of a Shelf Registration or Class A Shelf Registration, permit the sale of the applicable Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, in accordance with the method or methods of disposition thereof specified by the holders of such Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, and to permit the issuance and resale of the Debentures without registration under the Securities Act, and pursuant thereto the Issuers shall:

                  (a) In the case of a Shelf Registration or Class A Shelf Registration, a reasonable period of time prior to the initial filing of a Shelf Registration Statement or Class A Shelf Registration Statement, as the case may be, or a related Prospectus and a reasonable period of time prior to the filing of any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), furnish to the holders of the Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, included in such Shelf Registration Statement or Class A Shelf Registration Statement, as the case may be, their Special Counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such holders, their Special Counsel and such underwriters, if any, and cause the officers and directors of the Issuers, counsel to the Issuers and independent certified public accountants to the Issuers to respond to such reasonable inquiries as shall be necessary, in the opinion of respective counsel to such holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act; provided that the foregoing inspection and information gathering shall be coordinated on behalf of any other persons, by one counsel designated by and on behalf of such other persons; provided, however, that the Issuers shall not be deemed to have kept a Shelf Registration Statement or Class A Shelf Registration Statement, as the case may be, effective during the applicable period if any of them voluntarily takes any unreasonable action or voluntarily fails to take any reasonable action that results in holders of the Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, covered thereby not being able to sell such Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, pursuant to Federal securities laws during that period. The Issuers shall not file any such Shelf Registration Statement or Class A Shelf Registration Statement or related Prospectus or any amendments or supplements thereto which the holders of a majority of the shares of the Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, included in such Shelf Registration Statement shall reasonably object in writing within five days of receipt of the information described above;

                  (b) Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

                  (c) Notify the holders of Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, to be sold or, in the case of an Exchange Offer, tendered for, their Special Counsel and the managing underwriters, if any, promptly, and (if requested by any such person), confirm such notice in writing, (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed, and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order or injunction suspending or enjoining the use of a Prospectus or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock or Contingent Class A Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event or information becoming known to any Issuer that makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of a Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (d) Use their best efforts to avoid the issuance of or, if issued, obtain the withdrawal of any order enjoining or suspending the use of a Prospectus or the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock or Contingent Class A Shares for sale in any jurisdiction, at the earliest practicable moment;

                  (e) If a Shelf Registration Statement is filed pursuant to
         Section 3 or Section 3A hereof and if requested by the managing underwriters, if any, or the holders of a majority of shares of the Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, being sold pursuant to such Shelf Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such holders reasonably believe should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment under the Securities Act as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Issuers shall not be required to take any action pursuant to this Section 5(e) that would, in the opinion of counsel for the Issuers, violate applicable law;

                  (f) Upon written request to the Company by a holder of Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock or Contingent Class A Shares to be exchanged or sold pursuant to a Registration Statement, their Special Counsel and each managing underwriter, if any, without charge, furnish at least one conformed copy of such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested (including those previously furnished or incorporated by reference) as soon as practicable after the filing of such documents with the SEC;

                  (g) Deliver to each holder of Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock or Contingent Class A Shares to be exchanged or sold pursuant to a Registration Statement, their Special Counsel, and the underwriters, if any, without charge, as many copies of the Prospectus (including each form of prospectus) and each amendment or supplement thereto as such persons reasonably request; and the Issuers hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Transfer Restricted Preferred Stock or Contingent Class A Shares and the underwriters, if any, in connection with the offering and sale of the Transfer Restricted Preferred Stock or Contingent Class A Shares in accordance with the terms thereof and with U.S. Federal securities laws and Blue Sky laws covered by such Prospectus and any amendment or supplement thereto;

                  (h) Prior to any public offering of Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock or Contingent Class A Shares, use their best efforts to register or qualify or cooperate with the holders of Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock or Contingent Class A Shares to be sold or tendered for, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock or Contingent Class A Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any such holder or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective hereunder and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock or Contingent Class A Shares covered by the applicable Registration Statement; provided, however, that the Issuers shall not be required to (i) qualify generally to do business in any jurisdiction where they are not then so qualified or (ii) take any action which would subject them to general service of process or to taxation in any jurisdiction where they are not so subject;

                  (i) In connection with any sale or transfer of Transfer Restricted Preferred Stock or Contingent Class A Shares that will result in such securities no longer being "restricted securities" under the Securities Act, cooperate with the holders thereof and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Preferred Stock or Contingent Class A Shares to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company and to enable such Transfer Restricted Preferred Stock or Contingent Class A Shares to be in such denominations and registered in such names as the managing underwriters, if any, or such holders may request at least two Business Days prior to any sale of Transfer Restricted Preferred Stock or Contingent Class A Shares;

                  (j) Upon the occurrence of any event contemplated by Section 5(c)(v), as promptly as practicable, prepare a supplement or amendment, including, if appropriate, a post-effective amendment, to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (k) Prior to the effective date of the Exchange Registration Statement, to provide a CUSIP number for the Exchange Preferred Stock (and Private Exchange Preferred Stock, if applicable) and prior to the issuance of the Debentures, to provide a CUSIP number therefor;

                  (l) If a Shelf Registration Statement or Class A Registration Statement is filed pursuant to Section 3 or Section 3A hereof, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the holders of a majority of shares of the Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, being sold) in order to expedite or facilitate the disposition of such Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, and, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration,
         (i) make such representations and warranties to the holders of such Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, and the underwriters, if any, with respect to the business of the Issuers and their subsidiaries (including with respect to businesses or assets acquired or to be acquired by any of them), and the applicable Registration Statement, applicable Prospectus and applicable documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when customarily requested; (ii) obtain opinions of counsel to the Issuers and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and Special Counsel to the holders of the Transfer

         Restricted Preferred Stock or Contingent Class A Shares, as the case may be, being sold), addressed to each selling holder of Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Special Counsel and the managing underwriters, in any; (iii) use their best efforts to obtain customary "cold comfort" letters and updates thereof from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuers or of any business acquired by an Issuer or any such subsidiary for which financial statements and financial data is, or is required to be, included in the Shelf Registration Statement), addressed (where reasonably possible) to each selling holder of Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling holders and the underwriters, if any, than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to holders of a majority of the shares of Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, covered by such Registration Statement and the managing underwriters, if any); and (v) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the shares of the Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, being sold, their Special Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuers;

                  (m) In the case of a Shelf Registration or Class A Shelf Registration Statement, make available for inspection by a representative of the holders of Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, being sold, any underwriter participating in any such disposition of Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, and any attorney, consultant or accountant retained by such selling holders or underwriter, at the offices where normally kept, during reasonable business hours, all relevant financial and other records, pertinent corporate documents and properties of the Issuers and their subsidiaries (including with respect to businesses and assets acquired or to be acquired to the extent that such information is available to the Issuers), and cause the officers, directors, agents and employees of the Issuers and their subsidiaries (including with respect to businesses and assets acquired or to be acquired to the extent that such information is available to the Issuers) to supply all information in each case reasonably requested by any such representative, underwriter, attorney, consultant or accountant in connection with such Shelf Registration or Class A Shelf Registration Statement; provided, however, that such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons, unless and to the extent that (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of the Shelf Registration Statement or Class A Shelf Registration Statement or the use of any Prospectus), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such person or (iv) such information becomes available to such person from a source other than the Issuers and their subsidiaries and such source is not bound by a confidentiality agreement; and provided, further, that the foregoing inspection and information gathering shall be coordinated on behalf of any other persons, by one counsel designated by and on behalf of such other persons;

                  (n) Provide an indenture trustee for the Debentures and cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Preferred Stock and/or the Exchange Preferred Stock and Private Exchange Preferred

         Stock, as the case may be; and in connection therewith, cooperate with the Trustee and the holders of the Preferred Stock and/or the Exchange Preferred Stock and Private Exchange Preferred Stock, to effect such changes to the Indenture, if any, as may be required for the Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable efforts to cause the Trustee to execute, all customary documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

                  (o) Comply with all applicable rules and regulations of the SEC and make generally available to their securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158, no later than 45 days after the end of any 12- month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Transfer Restricted Preferred Stock or Contingent Class A Shares are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter after the effective date of a Registration Statement, which statement shall cover said period, consistent with the requirements of Rule 158;

                  (p) Cooperate with each seller of Transfer Restricted Preferred Stock or Contingent Class A Shares covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; and

                  (q) Use their best efforts to take all other steps reasonably necessary to effect the registration of the Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, covered by a Registration Statement contemplated hereby.

            The Issuers may require a holder of Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, to be included in a Registration Statement to furnish to the Issuers such information regarding the distribution of such Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, as is required by law to be disclosed in such Registration Statement and the Issuers may exclude from such Registration Statement the Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, of any holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

            If any such Registration Statement refers to any holder by name or otherwise as the holder of any securities of an Issuer, then such holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Issuers' securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Issuers, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act, the deletion of the reference to such holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

            In the case of a Shelf Registration pursuant to Section 3 hereof or a Class A Shelf Registration pursuant to Section 3A hereof, each holder of Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, agrees by acquisition of such Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv) or 5(c)(v) hereof, such holder will forthwith discontinue disposition of such Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, covered by such Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus (the "Advice"). If so directed by the Company, each holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, that was current at the time of receipt of either such notice. In the event the Company shall give any such notice and comply with the provisions of Section 5(j), the time period regarding the effectiveness of such Registration Statement shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(c) hereof to and including the date when each selling holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof or shall have received the Advice.

6.    Registration Expenses

            All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers shall be borne by the Issuers whether or not any Registration Statement is filed or becomes effective and whether or not any Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock or Contingent Class A Shares are issued or sold pursuant to any Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock and Contingent Class A Shares in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses), (iii) reasonable fees and disbursements of counsel for the Issuers and the Special Counsel (not to exceed one firm of counsel), (iv) fees and disbursements of all independent certified public accountants referred to in Section 2(e) and Section 5(l)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (v) if required, the reasonable fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the National Association of Securities Dealers, Inc., and (vi) fees and expenses of all other persons retained by the Issuers. In addition, the Issuers shall pay their internal expenses (including, without limitation, all salaries and expenses of their respective officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock or Contingent Class A Shares to be registered on any securities exchange. Notwithstanding the foregoing or anything in this Agreement to the contrary, each holder of Transfer Restricted Preferred Stock shall pay all underwriting discounts and commissions of any underwriters with respect to any Preferred Stock, Exchange Preferred Stock or Private Exchange Preferred Stock sold by or on behalf of it.

7.    Indemnification

            (a) The Issuers agree, jointly and severally, to indemnify and hold harmless (i) the Initial Purchaser, each holder of Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock, Debentures and Contingent Class A Shares and each Participating Broker-Dealer, (ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and
(iii) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchaser, each holder of Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock, Debentures and Contingent Class A Shares, each Participating Broker-Dealer and any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person"), from and against any and all losses, claims, damages, liabilities and judgments arising out of or relating to any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or preliminary prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Indemnified Person furnished in writing to the Issuers by or on behalf of such Indemnified Person expressly for use therein; provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Person from whom the person asserting such losses, claims, damages, liabilities and judgments purchased securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus and a copy of the Prospectus shall not have been furnished to such person in a timely manner due to the wrongful action or wrongful inaction of such Indemnified Person.

            (b) In case any action shall be brought against any Indemnified Person, based upon any Registration Statement or any such Prospectus or preliminary prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Issuers hereunder, such Indemnified Person shall promptly notify the Issuers in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and payment of all fees and expenses. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless (i) the employment of such counsel shall have been specifically authorized in writing by the Issuers,
(ii) the Company shall have failed to assume the defense and employ counsel or pay all such fees and expenses or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Person and an Issuer and such Indemnified Person shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to any such Issuer (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Person, it being understood, however, that the Issuers shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Persons, which firm shall be designated in writing by such Indemnified Persons, and that all such reasonable fees and expenses shall be reimbursed as they are incurred). The Issuers shall not be liable for any settlement of any such action effected without their written consent but if settled with the written consent of the Issuers, the Issuers agree, jointly and severally, to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement. No Issuer shall, without the prior written consent of each Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

            (c) In connection with any Registration Statement pursuant to which a holder of Transfer Restricted Preferred Stock or Contingent Class A Shares offers or sells Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, such holder agrees, severally and not jointly, to indemnify and hold harmless the Issuers, their respective directors and officers and any person controlling an Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Issuers to each Indemnified Person but only with respect to information relating to such holder furnished in writing by or on behalf of such holder expressly for use in such Registration Statement. In any such case in which any action shall be brought against an Issuer, any director or officer of an Issuer or any person controlling an Issuer based on such Registration Statement and in respect of which indemnity may be sought against a holder of Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, such holder shall have the rights and duties given to the Issuers (except that if an Issuer shall have assumed the defense thereof, such holder shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such holder), and the Issuers, their respective directors and officers and any person controlling an Issuer shall have the rights and duties given to the Indemnified Persons by Section 7(b) hereof.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party on the one hand and the indemnified party on the other hand from the offering of the Preferred Stock, the Exchange Preferred Stock, the Private Exchange Preferred Stock, Debentures or Contingent Class A

Shares, as the case may be (it being expressly understood and agreed that the relative benefits received by the Issuers from the offering of the Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock, Debentures or Contingent Class A Shares, as the case may be, shall be the amount of the net proceeds received by the Company from the sale of the Preferred Stock to the Initial Purchaser), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the each indemnifying party on the one hand the indemnified party on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by an indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The Issuers and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if all Indemnified Persons were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Indemnified Person shall be required to contribute any amount in excess of the amount by which the net proceeds received by it in connection with the sale of the Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock, Debentures or Contingent Class A Shares contemplated by this Agreement (or, in the case of an underwriter that is an Indemnified Person, the total underwriting discounts received by such underwriter) exceeds the amount of any damages which such Indemnified Person has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Indemnified Person's obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective amount of Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock, Debentures or Contingent Class A Shares included in any such Registration Statement by each Indemnified Person and not joint.

8.    Rule 144A

            Each of Issuers shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any holder of Transfer Restricted Preferred Stock or Contingent Class A Shares, make available other information as required by, and so long as necessary to permit sales of Transfer Restricted Preferred Stock and Contingent Class A Shares pursuant to Rule 144A. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require an Issuer to register any of its securities pursuant to the Exchange Act.

9.    Underwritten Registrations

            If any of the Transfer Restricted Preferred Stock or Contingent Class A Shares covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the holders of a majority of shares of the Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, included in such offering, subject to the consent of the Company (which will not be unreasonably withheld or delayed).

            No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such Transfer Restricted Preferred Stock or Contingent Class A Shares on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.   Miscellaneous

            (a) Remedies. In the event of a breach by an Issuer or by a holder of Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock, Debentures or Contingent Class A Shares of any of its obligations under this Agreement, each holder of Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock, Debentures and Contingent Class A Shares and each Issuer, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Notwithstanding the provisions of Section 4 hereof, the Issuers and each holder of Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock, Debentures and Contingent Class A Shares agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach of any of the provisions of this Agreement and each hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            (b) No Inconsistent Agreements. The Issuers will not enter into any agreement with respect to their securities that is inconsistent with the rights granted to the holders of Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock, Debentures and Contingent Class A Shares and Indemnified Persons in this Agreement or otherwise conflicts with the provisions hereof. Without the written consent of the holders of a majority of shares of the outstanding Transfer Restricted Preferred Stock, the Issuers shall not grant to any person any rights which conflict with or are inconsistent with the provisions of this Agreement.

            (c) No Piggyback on Registrations. The Issuers shall not grant to any of their securityholders (other than the holders of Transfer Restricted Preferred Stock in such capacities) the right to include any of their securities in any Shelf Registration Statement other than Transfer Restricted
Preferred Stock.

            (d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the holders of not less than a majority of the then outstanding shares of Transfer Restricted Preferred Stock and the consent of the holder of a majority of Contingent Class A Shares which are "restricted securities" within the meaning of the Securities Act; provided, however, that, for the purposes of this Agreement, Transfer Restricted Preferred Stock and Contingent Class A Shares that are owned, directly or indirectly, by the Issuers or any of their Affiliates is not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Transfer Restricted Preferred Stock or Contingent Class A Shares whose securities are being sold or tendered pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, may be given by holders of a majority of shares of the Transfer Restricted Preferred Stock or Contingent Class A Shares, as the case may be, being sold or tendered by such holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, no amendment, modification, supplement, waiver or consent with respect to Section 7 shall be made or given otherwise than with the prior written consent of each Indemnified Person affected thereby.

            (e) Notices. All notices and other communications provided for herein shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or telecopier:

            (i)  if to the Issuers, as provided in the Purchase
      Agreement,

           (ii) if to the Initial Purchaser, as provided in the Purchase Agreement, or

          (iii) if to any other person who is then the registered holder of Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock, Debentures or Contingent Class A Shares, to the address of such holder as it appears in the register therefor of the Company.

            Except as otherwise provided in this Agreement, all such communications and notices shall be deemed to have been duly given: when delivered by hand, if personally delivered; one Business Day after being timely delivered to a next-day air courier; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

            (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each holder of Preferred Stock, Exchange Preferred Stock, Private Exchange Preferred Stock, Debentures, Contingent Class A Shares and each Indemnified Person. The Issuers may not assign any of their rights or obligations hereunder without the prior written consent of each holder of Transfer Restricted Preferred Stock, Contingent Class A Shares and Debentures and each Indemnified Person. Notwithstanding the foregoing, no successor or assignee of an Issuer shall have any of the rights granted under this Agreement until such person shall acknowledge its rights and obligations hereunder by a signed written statement of such person's acceptance of such rights and obligations.

            (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

            (h) Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK. THE ISSUERS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS.

            (i) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this

Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (j) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All references made in this Agreement to "Section" and "paragraph" refer to such Section or paragraph of this Agreement, unless expressly stated otherwise.

            (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuers with respect to the Preferred Stock, the Exchange Preferred Stock, the Private Exchange Preferred Stock, Debentures and Contingent Class A Shares. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                                    THE COMPANY:

                            SPANISH BROADCASTING SYSTEM, INC.


                            By: /s/ Raul Alarcon, Jr.
                                -----------------------------------
                                  Name:  Raul Alarcon, Jr.
                                  Title: President and Chief Executive Officer


                            THE GUARANTORS:


                            SPANISH BROADCASTING SYSTEM, INC.,
                                 a New Jersey Corporation

                            By: /s/ Raul Alarcon, Jr.
                                -----------------------------------
                                  Name:  Raul Alarcon, Jr.
                                  Title: President and Chief Executive Officer


                            SPANISH BROADCASTING SYSTEM
                                 OF CALIFORNIA, INC.


                            By: /s/ Raul Alarcon, Jr.
                                -----------------------------------
                                  Name:  Raul Alarcon, Jr.
                                  Title: President and Chief Executive Officer

                            SPANISH BROADCASTING SYSTEM
                                 OF FLORIDA, INC.


                             By: /s/ Raul Alarcon, Jr.
                                 -----------------------------------
                                  Name:  Raul Alarcon, Jr.
                                  Title: President and Chief Executive Officer

                           SPANISH BROADCASTING SYSTEM
                                  NETWORK, INC.

                            By: /s/ Raul Alarcon, Jr.
                                -----------------------------------
                                  Name:  Raul Alarcon, Jr.
                                  Title: President and Chief Executive Officer


                            SBS PROMOTIONS, INC.


                             By: /s/ Raul Alarcon, Jr.
                                 -----------------------------------
                                  Name:  Raul Alarcon, Jr.
                                  Title: President and Chief Executive Officer


                            ALARCON HOLDINGS, INC.


                            By: /s/ Raul Alarcon, Jr.
                                -----------------------------------
                                  Name:  Raul Alarcon, Jr.
                                  Title: President and Chief Executive Officer

                            SBS OF GREATER NEW YORK, INC.


                             By: /s/ Raul Alarcon, Jr.
                                 -----------------------------------
                                  Name:  Raul Alarcon, Jr.
                                  Title: President and Chief Executive Officer


THE INITIAL PURCHASER:

CIBC WOOD GUNDY SECURITIES CORP.


By:  Walter McLallen
     ------------------------------
      Name:  Walter McLallen
      Title: Managing Director